UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 25, 2007
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	0-22175	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

10420 Research Road, SE, Albuquerque, NM  87123
Address of principal executive offices, including zip code

(732) 271-9090
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On April 25, 2007, EMCORE Corporation (the “Registrant”) issued a press release disclosing its preliminary unaudited financial results for the first quarter of fiscal 2007 ended December 31, 2006.  A copy of this press release is attached as Exhibit 99.1 to this Current Report.

The information in this Current Report, including Exhibit 99.1 hereto, shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.  Furthermore, the information in this Current Report, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

The information set forth above is intended to be furnished under this ITEM 2.02, “Results of Operations and Financial Condition,” and under ITEM 7.01, “Regulation FD Disclosure.”

 ITEM 7.01 Regulation FD Disclosure.

See ITEM 2.02, “Results of Operations and Financial Condition,” above.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated April 25, 2007, issued by EMCORE Corporation.

* * * *

Statements contained in this Current Report on Form 8-K that disclose the Company’s intentions, expectations or predictions of the future are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. These statements involve risks and uncertainties and other factors that may cause results to differ materially from those anticipated at the time such statements are made. In addition, potential risks and uncertainties regarding the Company include but are not limited to (a) the finalization and audit of the Company’s unaudited fourth quarter and fiscal year 2006 results, (b) the timing of filing of reports with the SEC, (c) the effects of the Company’s voluntary review of its historic stock option granting practices, including (i) risks and uncertainties relating to developments in regulatory and legal guidance regarding stock option grants and accounting for such grants, (ii) the possibility that the Company will not be able to file additional reports with the Securities and Exchange Commission in a timely manner, (iii) the possibility that the Company, in consultation with the Company's independent public accountants or the SEC, may determine that additional stock-based compensation expenses and other additional expenses be recorded in connection with affected option grants (iv) the possibility that the Company may incur negative tax consequences arising out of the stock option review, (v) the possible delisting of the Company’s stock from the Nasdaq National Market pursuant to Nasdaq Marketplace Rule 4310(c)(14), and (vi) risk of additional litigation arising out of or related to the Company’s stock option grants or a restatement of the Company’s financial statements, and (d) factors discussed from time to time in reports filed by the Company with the Securities and Exchange Commission. The forward-looking statements contained in this Current Report on Form 8-K are made as of the date hereof and the Company does not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: April 25, 2007	By: /s/ Adam Gushard Name: Adam Gushard Title: Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated April 25, 2007, issued by EMCORE Corporation.